Exhibit 99.1

For More Information:

www.bea.com/investors

BEA Reports First Quarter Results;

Achieves Year-over-Year Growth Rates of

14% in License Revenue and 33% in Operating Cash Flow

SAN JOSE, Calif.—May 17, 2006—BEA Systems, Inc. (NASDAQ: BEAS), a world leader in application infrastructure software, today announced financial results for the fiscal first quarter ended April 30, 2006. BEA reported first quarter total revenues of $323.2 million, up 15% from last year’s first quarter. BEA reported first quarter license fees of $132.4 million, up 14% from a year ago, and services revenue of $190.8 million, up 15% from a year ago. BEA generated first quarter cash flow from operations of $102.4 million, up 33% from $76.9 million a year ago.

For the first quarter, on a generally accepted accounting principles (“GAAP”) basis, BEA reported operating profit of $33.6 million, compared to $48.5 million a year ago. BEA reported GAAP first quarter net income of $35.3 million, compared to $34.1 million a year ago, and GAAP diluted net income per share of $0.09 compared to $0.08 a year ago. BEA’s GAAP results for the first quarter of fiscal 2007 were affected by the adoption of FAS 123R regarding expensing of employee stock options, and also by one-time gains from non-operating items such as the sale of BEA’s minority investments in certain private companies.

BEA reported first quarter non-GAAP operating income of $60.1 million, up 18% from $51.0 million a year ago. BEA reported first quarter non-GAAP net income of $46.7 million, up 30% from $35.8 million a year ago, and non-GAAP diluted net income per share of $0.12, compared to $0.09 a year ago. Non-GAAP results exclude certain acquisition-related expenses, employee stock option expenses, net gains or losses on investments in equity securities, facilities consolidation charges, and other charges and credits that are expected to be non-recurring, and assumes a tax rate of 27%. A reconciliation of non-GAAP adjustments to our GAAP financial statements is presented on page six of this release. For full details on BEA’s reported results, see the financial tables accompanying this release.

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BEA Systems Reports First Quarter and Fiscal Year Results

May 17, 2006

“BEA is ideally positioned to take advantage of the momentum behind SOA-led projects, with the industry’s leading SOA platform of products and services,” said Alfred Chuang, chairman and chief executive officer, BEA Systems, Inc. “SOA is going to be the dominant architecture for the next generation of enterprise IT systems. BEA’s laser focus, across our product lines, is on SOA. AquaLogic and new service offerings have opened doors for us into new customers and projects. We also delivered operational efficiencies to our shareholders, with this quarter’s cash flow and operating margin growth providing an indication of the operating leverage we believe is deliverable.”

BEA Delivers Business Results for Key Customers and Expands Partnerships

Key customer, partner and end-user agreements signed in the quarter included Amdocs, Banco Unicredito Milano, Bureau of Alcohol, Tobacco and Firearms, Capgemini Energy, Capital OK Public Co Ltd, Carlson Companies, China Construction Bank, China Foreign Exchange Trade System, China Mobile, China Network Communications Group, China Post, China State Power, China Telecom, Citibank, Citigroup, CV Therapeutics, Danish Tax, Delta Dental of California, Ericsson France, First Franklin Financial, France Telecom, Genentech, HFEX, Medtronic, MessageLabs, Network Appliance, Post Italiane, Rakuten, Selvaag Bluethink, Societe Generale, Softbank, SourceTop, Staples, Telesp Celular, Texas Department of Public Safety, TIM Celular, Toyota Motor Sales USA, TT&T Public Co Ltd, Unisys, USAA Federal Savings Bank, US Air Force, US Marine Corps, Verizon Communications, Vivo, and Vodafone.

New, renewed or expanded relationships were entered into with VARs, hardware OEMs, systems integrators, ASPs and ISVs, including Bluenog, Business Objects, Cantata, CollabraSpace, Continental Resources, EMC, HP, Hyperion, Intervoice, Interwoven, IPeria, IPUnity, Iris Financial, Mercury Interactive, MobileAware, Netcentrex, NetWise, Paisely Consulting, Perficient, Rule Financial, Sand Cherry, Telenity, VoiceAge Networks, Voice Objects, and Witness Systems.

Legal Notice Regarding Non-GAAP Financial Information

BEA has provided non-GAAP financial measures in this press release as additional information for investors. These measures are not in accordance with, or an alternative to, generally accepted accounting principles (“GAAP”), are intended to supplement GAAP financial information, and may be different from non-GAAP measures used by other companies. BEA believes that the presentation of non-GAAP financial measures provides useful information to investors regarding our results of operations. BEA believes they also provide an alternative method of assessing our operating results that we believe is focused on our core on-going operations and may allow investors to

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BEA Systems Reports First Quarter and Fiscal Year Results

May 17, 2006

perform additional meaningful period-to-period comparisons of our operating results. In addition, BEA’s management team uses these measures for reviewing our financial results, and for budget and planning purposes.

About BEA

BEA Systems, Inc. (NASDAQ: BEAS) is a world leader in enterprise infrastructure software, providing standards-based platforms to accelerate the secure flow of information and services. BEA product lines – WebLogic®, Tuxedo®, and the new AquaLogic™ family of Service Infrastructure – help customers reduce IT complexity and successfully deploy Service-Oriented Architectures to improve business agility and efficiency. For more information please visit bea.com.

Investors will have the opportunity to listen to BEA’s earnings conference call over the Internet on the investor information page of the BEA Web site at http://www.bea.com/investors/. The Internet broadcast will be available live, and a replay will be available following completion of the live call for 365 days thereafter. In addition, investors will have the opportunity to access a telephone replay of the call through July 1, 2006, by dialing (706) 645-9291, access code 8476151.

# # #

Copyright © 2006 BEA Systems, Inc. All rights reserved. BEA, Built on BEA, Jolt, Joltbeans, Steelthread, Top End, Tuxedo, BEA WebLogic Server, BEA Liquid Data for WebLogic, and WebLogic are registered trademarks of BEA Systems, Inc. BEA AquaLogic, BEA AquaLogic Data Services Platform, BEA AquaLogic Enterprise Security, BEA AquaLogic Service Bus, BEA dev2dev Subscriptions, BEA eLink, BEA MessageQ, BEA WebLogic Communications Platform, BEA WebLogic Enterprise, BEA WebLogic Enterprise Platform, BEA WebLogic Enterprise Security, BEA WebLogic Express, BEA WebLogic Integration, BEA WebLogic Java Adapter for Mainframe, BEA WebLogic JDriver, BEA WebLogic Log Central, BEA WebLogic Network Gatekeeper, BEA WebLogic Platform, BEA WebLogic Portal, BEA WebLogic SIP Server, BEA WebLogic WorkGroup Edition, and BEA WebLogic Workshop, are trademarks of BEA Systems, Inc. BEA Mission Critical Support is a service mark of BEA Systems, Inc. All other company and product names may be the subject of intellectual property rights reserved by third parties.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statements regarding BEA’s position to take advantage of the momentum behind SOA-led projects, future adoption of SOA, future operating leverage, and the value of our presentation of non-GAAP financial measures to investors. Forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those contemplated by the forward-looking statements. Such risks and uncertainties include, but are not limited to quarterly fluctuations in customer spending due to economic, geopolitical, competitive and other factors; dependence on the growth of the markets for BEA’s products, especially the

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BEA Systems Reports First Quarter and Fiscal Year Results

May 17, 2006

markets for SOA, service infrastructure, VOIP, telecommunications and RFID software; changes in the standards or technologies used in the SOA, telecommunications and portal markets that could render our products less competitive; declines in spending by the telecommunications industry as a result of consolidation or adverse economic conditions; our dependence on large transactions, particularly those consummated at the end of our quarter; dependence on new product introductions and enhancements; the introduction by competitors of new products and pricing strategies; market acceptance of BEA’s enhanced product portfolio; BEA’s ability to integrate new technology and personnel as a result of acquisitions; the length of BEA’s sales cycle; the acceptance of BEA’s products by channel partners; the success of BEA’s channel partners; rapid technological change; potential software defects (particularly with regard to newly introduced and planned products, such as those related to BEA WebLogic Communications Platform); BEA’s ability to retain and hire key personnel; misinterpretations resulting from the provision of non-GAAP financial information; significant leverage and debt service requirements; and other risks indicated in our filings with the Securities and Exchange Commission (SEC). For more details, please refer to our SEC filings, including our Annual Report of Form 10-K for the fiscal year ended January 31, 2006, and our Current Reports on Form 8-K, as well as similar disclosures in subsequent SEC filings. The forward-looking statements and risks stated in this press release are based on information available to BEA today. BEA assumes no obligation to update them.

Contact Information:

Investor Contact:

Kevin Faulkner

Investor Relations

BEA Systems, Inc.

+1-408-570-8293

kevin.faulkner@bea.com

Media and Industry Analyst Contact:

May Petry

BEA Systems, Inc.

+1-408-570-8704

may.petry@bea.com

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BEA Systems, Inc.

May 17, 2006 / Page 5

BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for per share data)

	Three Months Ended April 30,
	2006	2005
Revenues:
License fees	$132,404	$116,055
Services	190,832	165,668

Total revenues	323,236	281,723

Cost of revenues:
Cost of license fees	15,266	7,213
Cost of services	63,576	55,007

Total cost of revenues	78,842	62,220

Gross profit	244,394	219,503

Operating expenses:
Sales and marketing	122,217	104,061
Research and development	55,699	40,486
General and administrative	30,178	26,468
Acquisition-related in-process research and development	2,700	—

Total operating expenses	210,794	171,015

Income from operations	33,600	48,488
Interest and other, net	15,625	223

Income before provision for income taxes	49,225	48,711
Provision for income taxes	13,971	14,613

Net income	$35,254	$34,098

Net income per share:
Basic	$0.09	$0.09

Diluted	$0.09	$0.08

Shares used in computing net income per share:
Basic	388,240	395,180

Diluted	401,300	402,570

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BEA Systems, Inc.

May 17, 2006 / Page 6

BEA SYSTEMS, INC.

NON-GAAP STATEMENTS OF OPERATIONS

IMPACT OF NON-GAAP ADJUSTMENTS ON REPORTED NET INCOME

(In thousands, except for per share data)

(unaudited)

	For the Three Months Ended April 30, 2006				For the Three Months Ended April 30, 2005
	As Reported	Adjustments		As Adjusted	As Reported	Adjustments		As Adjusted
Revenues	$323,236	$—		$323,236	$281,723	$—		$281,723
Cost of revenues	78,842	(10,889	)(a)(b)(c)	67,953	62,220	(2,207	)(a)(b)(c)	60,013

Gross profit	244,394	10,889		255,283	219,503	2,207		221,710
Operating expenses	210,794	(15,619	)(d)(e)(f)	195,175	171,015	(285	)(d)(e)(f)	170,730

Income from operations	33,600	26,508		60,108	48,488	2,492		50,980
Interest and other, net	15,625	11,790	(g)(h)	3,835	223	—	(g)(h)	223

Income before provision for income taxes	49,225	14,718		63,943	48,711	2,492		51,203
Provision for income taxes	13,971	3,294	(i)	17,265	14,613	748	(i)	15,361

Net income	$35,254	$11,424		$46,678	$34,098	$1,744		$35,842

Net income per share	$0.09			$0.12	$0.08			$0.09

Diluted shares outstanding	401,300			401,300	402,570			402,570

(a)	Non-GAAP cost of revenues exclude $8,697 and $2,207 related to impairment and amortization of acquired intangible assets for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred compensation and other acquisition related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(b)	Non-GAAP cost of revenues also exclude $136 and $0 related to acquisition-related deferred compensation expense for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred compensation and other acquisition related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(c)	Non-GAAP cost of revenues also exclude $2,056 and $0 related to FAS123R stock option expense for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude expenses related to FAS123R stock option expense because it does not reflect a true cash outflow of expense as well as it enables comparability with prior year information and comparability with other firms in the industry.
(d)	Non-GAAP operating expenses exclude $2,270 and $285 related to acquisition-related deferred compensation expense for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude amortization of intangibles, deferred compensation and other acquisition related expenses because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition. Management also believes excluding these items facilitates comparisons to BEA’s historical and competitors’ core operating results during periods when there were no acquisitions.
(e)	Non-GAAP operating expenses also exclude $10,649 and $0 related to FAS123R stock option expense for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude expenses related to FAS123R stock option expense because it enables comparability with prior year information and comparability with other firms in the industry.
(f)	Non-GAAP operating expenses also exclude $2,700 and $0 related to acquisition-related in-process research and development for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude acquisition-related in-process research and development because these costs are primarily fixed at the time of an acquisition and generally cannot be changed by management in the post-acquisition.
(g)	Non-GAAP interest and other, net excludes the net gain of $10,972 and $0 related to a minority interest in equity securities for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude the gain on the minority interest in equity securities because this gain is not part of the company’s operations but instead is a non-operating gain that is included in other income and is part of BEA’s investment activities.
(h)	Non-GAAP interest and other, net also excludes the net gain of $818 and $0 related to the retirement of the convertible subordinated notes for the three months ended April 30, 2006 and 2005, respectively. Management believes it is useful in measuring BEA’s operations to exclude the gain on the retirement of the convertible subordinated notes because these costs are not part of the company’s direct costs of operations but instead are non-operating costs that are included in other income (expense) and are part of BEA’s financing activities.
(i)	Provision for income taxes assumes a tax rate of 27 percent and 30 percent for the three months ended April 30, 2006 and 2005, respectively, and includes the impact of these non-GAAP adjustments.

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BEA	Systems, Inc.
May	17, 2006 / Page 7

BEA SYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	April 30, 2006	January 31, 2006
	(unaudited)	(*)
ASSETS
Current assets:
Cash and cash equivalents	$971,965	$1,017,772
Restricted cash	1,666	2,373
Short-term investments	297,325	370,763
Accounts receivable, net	242,461	331,332
Other current assets	89,647	80,489

Total current assets	1,603,064	1,802,729

Property and equipment, net	341,991	343,389
Acquired intangible assets, net	296,041	224,025
Long-term investments	45,490	64,422
Long-term restricted cash	2,644	2,644
Other long-term assets	37,926	38,322

	$2,327,156	$2,475,531

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$268,041	$292,032
Deferred revenues	365,003	379,123
Current portion of convertible subordinated notes	255,250	465,250
Current portion of notes payable and other obligations	933	218

Total current liabilities	889,227	1,136,623

Notes payable and other long-term obligations	228,915	228,671

Stockholders' equity:
Common stock	1,390,500	1,342,021
Retained earnings	290,051	254,798
Deferred compensation	—	(11,461)
Treasury stock	(478,249)	(478,249)
Accumulated other comprehensive income	6,712	3,128

Total stockholders' equity	1,209,014	1,110,237

	$2,327,156	$2,475,531

(*)	Derived from audited consolidated financial statements.

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